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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
☒ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

ISONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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  (3)
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  (5)
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Set forth the amount on which the filing fee is calculated and state how it was determined.

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

September 15, 2005

Dear Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders on Tuesday, October 25, 2005, at 8:30 a.m. at the Golden Hotel located at 800 Eleventh Street, Golden, Colorado 80401 (telephone 303-279-0100) to consider a proposal for the election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. The Board of Directors recommends that all shareholders vote for each of the persons nominated by the Board. Your support of our directors is very important to the future success of your company.

        Proposal number 2 is for the approval of the removal of certain share issuance limitations associated with the February 2005 issuance of certain convertible debentures and common stock warrants in accordance with Nasdaq Marketplace Rule 4350(i)(D)(ii). The Board of Directors recommends that all shareholders vote for this proposal. Your support of this proposal is also very important to the future success of your company.

        Whether or not you plan to attend the Annual Meeting, please mark, sign, date, and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you give in your proxy card whether or not you attend the Annual Meeting. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card in the enclosed return envelope.

Sincerely yours,
James E. Alexander, President

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on October 25, 2005

September 15, 2005

TO THE SHAREHOLDERS OF ISONICS CORPORATION:

        The Annual Meeting of Shareholders of ISONICS CORPORATION, a California corporation, ("We" or "Isonics") will be held at the Golden Hotel located at 800 Eleventh Street, Golden, Colorado 80401 (telephone 303-279-0100), on October 25, 2005 at 8:30 a.m. local time, to consider and take action on:

  1.
  The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

  2.
  To approve the removal of certain share issuance limitations associated with the February 2005 issuance of certain convertible debentures and common stock warrants in accordance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii).

  3.
  Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

        The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of Common Stock and our Series A Convertible Preferred Stock at the close of business on September 6, 2005, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

        Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

By Order of the Board of Directors:
James E. Alexander, President

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

YOUR VOTE IS IMPORTANT

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 25, 2005

September 15, 2005

        We are furnishing this Proxy Statement to shareholders of ISONICS CORPORATION ("We" or "Isonics") in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments or postponements thereof. We will hold the Annual Meeting at 8:30 a.m. local time, at the Golden Hotel located at 800 Eleventh Street, Golden, Colorado 80401 (telephone 303-279-0100), on October 25, 2005. We will first mail this Proxy Statement to shareholders on or before September 22, 2005.

VOTING SECURITIES

        Holders of record of our Common Stock (the "Common Stock") and our Series A Convertible Preferred Stock at the close of business on September 6, 2005 (the "Record Date") will be entitled to vote on all matters. On the Record Date, we had 30,488,701 shares of Common Stock outstanding and 6,666 shares of Series A Convertible Preferred Stock outstanding. The holders of shares of our Common Stock and Series A Convertible Preferred Stock are entitled to one vote per share. Our voting securities include only our outstanding Common Stock and Series A Convertible Preferred Stock. Our outstanding Series E Convertible Preferred Stock is not authorized to vote.

        A majority of the issued and outstanding shares of the Common Stock and the Series A Convertible Preferred Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the seven nominees for the Board of Directors receiving the greatest number of affirmative votes will be elected as directors (Proposal 1). If a quorum is present, an affirmative vote of the majority of the shares voting is necessary for the approval of Proposal 2.

        Under California law, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors or other proposals under California law. We seek discretionary authority to cumulate votes in the event that additional persons are nominated at the Annual Meeting for the election of directors. In the event that cumulative voting is invoked, the proxy holders intend to cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of our nominees as possible.

        While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, we believe that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will not be counted for the purposes of determining the outcome of the vote on the election of directors or on Proposal 2.

        We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Certain of our officers, directors and regular employees may solicit proxies personally or by telephone or facsimile. We will not pay any officer, director, or employee additional compensation for doing so. We do not intend to retain a professional solicitor to assist in the solicitation of proxies.

        We may, in our discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

        If you give us a proxy, you may revoke the proxy at any time before it is voted. You may do so:

  •
  by giving notice to our corporate Secretary of your revocation; or

  •
  by filing another proxy with our corporate Secretary; or

  •
  by attending the Annual Meeting and voting in person.

        We will ensure that all properly executed and unrevoked proxies received in time are voted in accordance with the instructions of the beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of the Record Date by: (i) each director or nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
James E. Alexander(1)	2,181,167	7.1%
Boris Rubizhevsky(2)	1,862,955	6.0%
Stephen J. Burden(3)	402,425	1.3%
Hans Walitzki(4)	404,000	1.3%
Lindsay Gardner(5)	432,775	1.4%
Richard Parker(6)	92,927	<1%
John Sakys(7)	209,875	<1%
Russell W. Weiss(8)	40,000	<1%
Richard H. Hagman(9)	20,000	<1%
C. Stewart Verdery, Jr.(10)	20,000	<1%
All executive officers and directors as a group (10 persons)	5,666,124	17.5%
The address for all of the above directors and executives officers is: 5906 McIntyre Street, Golden, CO 80403
Asset Managers International, Ltd.(11)	3,387,000	9.99%
DKR Soundshore Oasis Holding Fund Ltd.(12)	1,600,000	4.99%

(1)
Includes: (i) 260,000 shares of common stock underlying stock options of which 160,000 are vested as of the Record Date and which are currently exercisable; (ii) 100,000 shares of common stock underlying 100,000 warrants to purchase common stock of Isonics; (iii) 135,455 shares of common stock held in the name of The James & Carol Alexander Family Foundation; and (iv) 500,000 shares held by wife Carol.

(2)
Includes: (i) 1,168,872 shares of common stock held jointly with wife Nancy Eiden Rubizhevsky; (ii) 458,750 shares of common stock underlying stock options of which 198,750 are vested as of the Record Date and which are currently exercisable; (iii) 100,000 shares of common stock underlying 100,000 warrants to purchase common stock of Isonics; (iv) 33,333 shares of common stock held by wife Nancy Eiden Rubizhevsky; (v) 51,000 shares of common stock held by son Zachary Rubizhevsky; and (vi) 51,000 shares of common stock held by son Ryan Rubizhevsky.

(3)
Includes 270,429 shares of common stock underlying stock options of which 250,429 are vested as of the Record Date and which are currently exercisable.

(4)
Includes (i) 200,000 shares of common stock of which 90,000 shares are vested as of the Record Date and (ii) 204,000 shares of common stock underlying stock options of which 164,000 are vested as of the Record Date and which are currently exercisable.

(5)
Includes 183,014 shares of common stock underlying stock options of which 108,014 are vested as of the Record Date and which are currently exercisable.

(6)
Includes 92,927 shares of common stock underlying stock options that are currently exercisable.

(7)
Includes 207,812 shares of common stock underlying stock options of which 151,512 are vested as of the Record Date and which are currently exercisable.

(8)
Includes 40,000 shares of common stock underlying stock options that are currently exercisable.

(9)
Includes 20,000 shares of common stock underlying stock options that are currently exercisable.

(10)
Includes 20,000 shares of common stock underlying stock options that are currently exercisable.

(11)
Asset Managers International, Ltd. ("AMI") holds common stock, warrants to purchase common stock and preferred stock convertible into common stock. The holder is not allowed to convert preferred stock or exercise common stock warrants to the extent that the conversion would result in the holder (and its affiliates) owning more than 9.99% of the outstanding common stock. Includes beneficial ownership of the following shares (subject to the 9.99% limitation): 1,854,838 shares of common stock, between 806,452 to 1,000,000 (depending on the market price on the date of conversion) shares of common stock underlying 10,000 shares of Series E Convertible Preferred Stock and 614,000 shares of common stock underlying 614,000 warrants to purchase common stock of Isonics owned of record and beneficially by AMI. The business address of AMI is c/o Olympia Capital (Ireland) Limited, Harcourt Center, 6th Floor, Block 3, Harcourt Road, Dublin 2, Ireland.

(12)
DKR Soundshore Oasis Holding Fund Ltd ("DKR") holds warrants to purchase common stock and 8% convertible debentures ("the Debentures") convertible into common stock. The holder is not entitled to vote at any meeting of shareholders unless the holder has converted the Debentures or exercised common stock warrants as of the Record Date. The holder is not allowed to convert the Debentures or exercise common stock warrants to the extent that the conversion would result in the holder (and its affiliates) owning more than 4.99% of the outstanding common stock (although the holder may waive this limitation subject to a sixty day notice). Includes beneficial ownership of the following shares (subject to the 4.99% limitation): 1,425,000 (calculated at the conversion price of $5 per share) and 498,750 shares of common stock underlying 498,750 warrants to purchase common stock of Isonics owned of record and beneficially by DKR. The business address of DKR is c/o DKR Capital Partners LP, 1281 East Main Street, Stamford, CT 06902.

        The Series A Convertible Preferred Stock consisted of 1,830,000 shares issued with a liquidation preference of $1.50 per share and a right to convert the shares based on a one for one basis. As of the Record Date, 6,666 shares of Series A Convertible Preferred Stock remain outstanding; all of the other shares have been converted into common stock. The conversion right of the preferred stock is currently two shares of common stock for each share of Series A Convertible Preferred Stock (an effective conversion rate of $.75 per share). The Series A Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of common stock payable at such time multiplied by the number of shares of common stock then obtainable upon conversion of such Series A Convertible Preferred Stock.

        The Redemption Trigger Date for the Series A Convertible Preferred Stock was the business day immediately following the thirtieth consecutive trading day that the average closing price during such trading days (or, if no closing price is reported, the average of the bid and ask prices) of the shares of common stock was above $8.00 per share (which minimum price shall be proportionally adjusted for stock splits, stock dividends, reverse stock splits and any other subdivision or combination of the common stock). As we have met the Redemption Trigger Date, we may redeem all or any part of the Series A Convertible Preferred Stock at our election at any time and from time to time. The Series A Convertible Preferred Stock is convertible into common stock at the option of the holder until and unless we choose to redeem such shares and, until converted, at any meeting of our shareholders, each share of Series A Convertible Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which the Series A Convertible Preferred Stock is then convertible.

        On August 9, 2005, we elected to redeem the remaining 6,666 outstanding shares of Series A Convertible Preferred Stock. The remaining shares will be redeemed on the redemption date (September 30, 2005).

        As of the Record Date, there are no shares of our Series B, Series C or Series D Convertible Preferred Stock outstanding.

        The Series E Convertible Preferred Stock consisted of 33,000 shares with a liquidation preference of $100 per share and a right to convert the shares into common stock at a price equal to 85% of market price on the conversion date, but at a price no higher than $1.24 per share and no lower than $1.00 per share. As of the Record Date, there have been 23,000 shares of Series E Convertible Preferred Stock converted into 1,854,838 shares of common stock. Subject to the prior rights of holders of all classes of stock at the time outstanding, the Series E Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of common stock or Series A Convertible Preferred Stock payable at such time multiplied by the number of shares of common stock then obtainable upon conversion of such Series E Convertible Preferred Stock.

No Change of Control Arrangements.

        We know of no plans or arrangement that will result in a change of control at Isonics.

PROPOSAL 1—ELECTION OF DIRECTORS

        The following persons are nominated as directors of Isonics for a term of one year and until the election and qualification of their successors:

James E. Alexander	Boris Rubizhevsky
Richard Parker	Lindsay Gardner
Russell W. Weiss	Richard Hagman
C. Stewart Verdery, Jr.

        These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Nominating Committee of the Board of Directors of Isonics, unless a shareholder withholds authority to vote for any or all of the nominees. The seven nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Identification of Directors and Executive Officers

        The following table sets forth the names and ages of all the Directors and Executive Officers of Isonics, and the positions held by each such person as of the Record Date. Each of the directors holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Each officer serves at the discretion of the Board.

Name	Age	Position
James E. Alexander	56	President, Chief Executive Officer, Treasurer, and Chairman of the Board
Boris Rubizhevsky	54	Senior Vice President, Vice Chairman and Director
Stephen J. Burden	56	Vice President, Semiconductor Materials and Products
John Sakys	37	Vice President, Chief Financial Officer and Secretary
Hans Walitzki	49	Vice President, Advanced Wafer Technology
Lindsay A. Gardner	54	Vice President, Corporate Development and Life Sciences and Director
Richard Parker(1)(2)(3)	61	Director
Russell W. Weiss(1)(2)(3)	58	Director
Richard H. Hagman (1)(2)(3)	59	Director
C. Stewart Verdery, Jr.(2)(3)	38	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating Committee

        James E. Alexander is our co-founder with Mr. Rubizhevsky. He has served as our President, Chief Executive Officer and as a director since our inception. Mr. Alexander has worked full-time for Isonics since January 1994. From June 1972 to December 1993, he worked in a variety of technology positions at General Electric Corporation in the aircraft engine and nuclear power divisions, most recently as Manager of Technology Programs. Mr. Alexander received his Bachelors degree in Metallurgical Engineering from the University of Cincinnati and performed graduate work in materials science there. He earned a Masters degree in Business Administration from Santa Clara University.

        Boris Rubizhevsky is our co-founder with Mr. Alexander. He has served as our Senior Vice President and a director since our inception. In October 2004, Mr. Rubizhevsky was named President of our wholly owned subsidiary, Isonics Homeland Security Defense Corporation. Mr. Rubizhevsky became Vice Chairman in March 1997 and has worked exclusively for Isonics during this time. From November 1986 through December 1994, he owned and operated SAR Marketing, a consulting firm providing business advice and services to large multinational corporations. From June 1977 to May 1986, Mr. Rubizhevsky worked at General Electric Corporation as Business Development Manager in various international locations. He received his Bachelors degree in Engineering from Stevens Institute of Technology.

        Dr. Stephen J. Burden joined us in January 1997 as Director of Research & Development. He was promoted to Vice President, Semiconductor Materials effective January 1, 1999. From 1993 to 1997, Dr. Burden was Director of Product Development at SP3, Inc., a manufacturer of diamond-coated tools. From 1984 to 1993, he was Manager of Advanced Materials R&D at GTE Valenite, a subsidiary of GTE Corporation, a manufacturer of cutting tools. From 1974 to 1984, Dr. Burden was employed by General Electric Corporation in various capacities. Dr. Burden received his Ph.D. and Masters of Science degrees in Materials Science and Engineering from Drexel University, and his Bachelors degree in Science Engineering from Northwestern University. Dr. Burden also has an MBA from the University of Michigan.

        John Sakys joined us in May 2001 as Controller. He was promoted to Vice President, Chief Financial Officer effective September 3, 2001, and he serves as corporate Secretary. From September 2000 to April 2001 Mr. Sakys was controller of AuraServ Communications. From July 1998 to September 2000 Mr. Sakys was Director of Financial Reporting for Media One, Inc. From December 1994 to July 1998 Mr. Sakys was an audit manager at Ernst and Young LLP. Mr. Sakys received his Bachelors degree in Business Economics with an emphasis in accounting from the University of California at Santa Barbara and is a Certified Public Accountant.

        Dr. Hans Walitzki joined us in November 2001 as Vice President, Advanced Wafer Technology. He was employed as a vice president, chief technology officer, and Chairman of the Board of Directors of Silicon Evolution, Inc. (of Vancouver, Washington) from its formation in February 1999 until November 2001. Silicon Evolution filed a petition for relief under chapter 7 (liquidation) of the United States Bankruptcy Code in December 2001. Before that (from March 1982 until February 1999), Dr. Walitzki was employed at Wacker Siltronic Corporation in Portland, Oregon and its parent Wacker Siltronic AG in Germany. Dr. Walitzki received his Masters degree in Physics from Bonn University, Germany in 1980 and he received his Ph.D. in Physics from Bonn University in 1982.

        Lindsay A. Gardner has served as a director since September 1993. Ms. Gardner became our Vice President for Corporate Development and Life Sciences in October 2004 and November 2004, respectively. From 2001 until September 2004, Ms. Gardner was Director, Corporate Development and Strategic Planning for Menasha Corporation. From 1991 to 2001, Ms. Gardner was President of LG Associates, a U.S.-based management consulting firm providing strategic planning and materials management expertise to foreign company affiliates of U.S. companies in developing countries. During her tenure at LG Associates, Ms. Gardner resided in Moscow, Russia from September 1991 to January 1994, and Beijing, China from January 1994 to April 2000. From 1977 to 1991, Ms. Gardner worked for General Electric Corporation in a variety of management and functional positions including international marketing, quality assurance and supply chain management. Ms. Gardner received a Bachelors degree in International Economics from The George Washington University Elliott School of International Affairs and earned a Masters of Business Administration from the University of Louisville.

        Richard Parker has served as a director since August 1998. Mr. Parker previously was Vice-President of Distribution Sales for Cypress Semiconductor and he held that position since December 1997 until his retirement, which was effective December 31, 2002. Previously, Mr. Parker was Director of Sales for Cypress from April 1984 to December 1997. Prior to joining Cypress, he held various sales and marketing management positions at Fairchild Semiconductor from 1973 to 1984. He received a Bachelors degree in Education from the University of North Dakota.

        Russell W. Weiss has served as a director since January 2004. Mr. Weiss has 32 years of experience in the Semiconductor Industry and is currently Vice President and General Manager of the worldwide Sales Operations for KLA-Tencor. From April 2002 through February 2003, Mr. Weiss was President and Representative Director of KLA-Tencor Japan Ltd. From 1996 through April 2002, Mr. Weiss held various positions with KLA-Tencor. From 1991-1996 Mr. Weiss held various positions with Schlumberger with the most recent being Vice President and General Manager of Schlumberger ATE test equipment division. Mr. Weiss received his BSEE from Missouri University and his MBA from Babson College.

        Dr. Richard H. Hagman has served as a director and a member of our audit committee since July 2005. From 2001 to the present time, and from 1994 through 1998, Dr. Hagman has been the owner of R.H. Hagman & Company, a company that provides management consulting, CEO and senior management coaching, investment banking (M&A), turnarounds, negotiations and mediation, and capital sourcing services to businesses in a wide variety of industries. Dr. Hagman has more than 20 years of corporate management and top-tier executive experience in several Fortune 500 companies. He was Chairman and CEO of WENR Corp. (formerly Western Energy Inc.), and served as Vice President and Corporate Officer of Cyprus Amax Minerals Co. Dr. Hagman also held senior investment and government affairs positions for such companies as Amoco Corp. He has also served as Administrative Director of Graduate Studies and Lecturer at the University of Chicago; Assistant Dean for Undergraduate Curriculum at Northwestern University, and as Rapporteur for the Fellows' Meetings at the Adlai Stevenson Institute of International Affairs. Dr. Hagman has received masters and doctorate degrees from The University of Chicago, and completed his post-doctoral studies at The University of Chicago working specifically in management theory, organizational theory and labor relations.

        C. Stewart Verdery, Jr. has served as a director since August 2004. Mr. Verdery is currently a principal at the Washington consulting firm Mehlman Vogel Castagnetti, Inc., and an Adjunct Fellow at the Center for Strategic and International Studies in their Homeland Security division. Mr. Verdery was nominated by President Bush and confirmed by the U.S. Senate in 2003 as Assistant Secretary for Homeland Security for Border and Transportation Security Policy and Planning. In that position, he oversaw policy development for key Department of Homeland Security ("DHS") agencies, including U. S. Customs and Border Protection and the Transportation Security Administration, and worked closely with other DHS components and the rest of the executive branch. Mr. Verdery was general counsel to Senate Assistant Majority Leader Don Nickles (R-OK) from 1998 until 2002 and also served as counsel to two Senate Committees and Senator John Warner (R-VA). He is a graduate of Williams College and the University of Virginia School of Law.

Significant Employees and Family Relationships.

        There are no significant employees who are not also directors or executive officers. There were and are no family relationships among the officers, directors or any person chosen by us to become a director or officer. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. None of our directors is also a director of another company which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, or which is subject to the reporting requirements of Section 15(d) of that act. There are no proposed transactions in which a director, director nominee, executive officer, 5% or more beneficial owner or immediate family member of any of the foregoing has a direct or indirect material interest.

Involvement in Certain Legal Proceedings

        Based on information submitted by the directors and executive officers, none of the directors or executive officers is involved in, or has been involved in, legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any director or executive officer.

        None of our directors, executive officers, affiliates, record or beneficial owner of more than 5% of any class of voting securities is adverse to us or has a material interest adverse to us.

Meetings of the Board and Committees

        The Board of Directors held nine formal meetings during the year ended April 30, 2005, and two meetings subsequently through the Record Date. Each director attended all of the formal meetings either in person or by telephone (except for one meeting at which one director at each meeting was not present). In addition, regular communications were maintained throughout the year among all of the officers and directors of Isonics and the directors acted by unanimous consent three times during the year ended April 30, 2005 and four times subsequently through the Record Date. We have standing audit, nominating and compensation committees.

        We do not have a formal policy with regard to board members' attendance at annual meetings, but we encourage them to attend shareholder meetings. All directors attended our last annual meeting of shareholders in person.

        Audit Committee:    We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons serve on our audit committee: Richard Parker, Russell W. Weiss and Richard H. Hagman. Messrs. Parker and Weiss and Dr. Hagman are each "independent" as that term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. The audit committee has not designated its audit committee financial expert because each of the members of the audit committee takes responsibility for audit committee functions. The Board of Directors has adopted a written charter for the audit committee, which is available on our website at www.isonics.com. The charter was attached to our proxy statement for the annual meeting held on April 27, 2004, and therefore is not included herewith.

        The audit committee held six formal meetings during the year ended April 30, 2005, and one meeting subsequently through the Record Date. With the exception of one meeting in which one member was unable to attend, each member of that committee attended each of those meetings in person or by telephone. The audit committee also acted by unanimous written consent on one occasion during the year ended April 30, 2005.

        The following constitutes the report the audit committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the audit committee:

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Isonics Corporation

        Management is responsible for Isonics' internal controls and the financial reporting process. The independent accountants of Isonics are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on Isonics' financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors of Isonics Corporation that, in connection with the financial statements for the year ended April 30, 2005, we have:

  •
  reviewed and discussed the audited financial statements with management and the independent accountants;

  •
  discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

  •
  received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

        Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for the year ended April 30, 2005 be included in the Isonics 2005 Annual Report to Shareholders on Form 10-KSB for that fiscal year.

Respectfully submitted,
The Audit Committee of Isonics Corporation
Richard H. Hagman, Chairman
Richard Parker, Member
Russell W. Weiss, Member

        Compensation Committee:    The Compensation committee held one formal meetings during the year ended April 30, 2005, and held no meetings subsequently through the Record Date. The following persons serve on our Compensation Committee: Russell W. Weiss, Richard Parker, Richard H. Hagman and C. Stewart Verdery, Jr., all of whom are independent directors as required by Nasdaq Marketplace Rule 4350(c)(3). The compensation committee has the authority to establish or recommend to the Board of Directors for determination the compensation of our chief executive officer and our other executive officers.

        Nominating Committee:    We have a standing Nominating Committee ("Nominating Committee") to direct and oversee the process by which individuals may be nominated to our board of directors. The following persons serve on our Nominating Committee: Russell W. Weiss, Richard Parker, Richard H. Hagman and C. Stewart Verdery, Jr., all of whom are independent directors as required by Nasdaq Marketplace Rule 4350(c)(4). Our Nominating Committee's charter was adopted by the board of directors on January 27, 2004, and is available on our web site at www.isonics.com. Each member of the Nominating Committee must qualify as "independent" as defined under Nasdaq Marketplace Rule 4200(a)(15) and be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment.

        The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

        The Nominating Committee will consider nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to Isonics' Nominating Committee isonics@nuvox.net or c/o Chair, Nominating Committee, via first class U.S. mail, at Isonics Corporation, 5906 McIntyre Street, Golden, CO 80403.

        A shareholder nomination submitted to the nomination committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to Isonics by the date mentioned in the most recent proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

  (i)
  The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

  (ii)
  The number of shares and description of Isonics voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

  (iii)
  The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

  (iv)
  Information regarding any family relationships of the proposed nominee as required by Item 401(c) of SEC Regulation S-B.

  (v)
  Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(d) of SEC Regulation S-B (and if so, provide the information regarding those legal proceedings required by Item 401(d) of Regulation S-B).

  (vi)
  Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-B.

  (vii)
  Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-B.

  (viii)
  The signed consent of the proposed nominee in which he or she

  a.
  consents to being nominated as a director of Isonics if selected by the nominating committee,

  b.
  states his or her willingness to serve as a director if elected for compensation not greater than that described as being payable to directors in the most recent proxy statement;

  c.
  states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and

  d.
  attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

        Although the information may be submitted by fax, e-mail, mail or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

        When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of Isonics and the qualifications of such proposed nominee to fulfill those needs.

        The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

        1.     Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experience; industry knowledge; and diversity of viewpoints. We will periodically assess the criteria to ensure it is consistent with best practices and the goals of Isonics.

        2.     Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

        3.     Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

        The Nominating Committee held no formal meetings during the year ended April 30, 2005, and through the Record Date, although the members of the Nominating Committee informally advised the Board in connection with the appointment to the Board of Dr. Hagman (in July 2005) and Mr. Verdery (in August 2005). The Nominating Committee did act by unanimous written consent on one occasion during the year ended April 30, 2005. On August 29, 2005, by unanimous written consent, the Nominating Committee nominated all seven directors currently serving on our board of directors to stand for reelection.

        No shareholder nominated any person to be a director prior to the September 1, 2005, deadline set forth in our last proxy statement.

        Isonics has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Shareholder Communication with the Board of Directors

        We value the views of our shareholders (current and future shareholders, employees and others). Accordingly, our Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to Isonics' Board of Directors or to its Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:

Chair, Audit Committee
c/o Isonics Corporation
5906 McIntyre Street
Golden, CO 80403
email address: isonics@nuvox.net

        The chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Nominating Committee, the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

Code of Ethics

        On January 27, 2004, our Board of Directors adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist our directors, officers, and employees in complying with both our corporate policies and with the law and is posted at our website: www.isonics.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer and the other principal officers of Isonics for the three years ended April 30, 2005. No other executive officer earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to each by Isonics and any subsidiary.

	Annual compensation					Long-term Compensation Awards Awards			Payout
Name and Principal Position	Fiscal Year	($) Salary	($) Bonus		($) Other(a)	($) Restricted Awards	Securities Underlying Options & SARs(#)		LTIP	All Other Compensation
James E. Alexander President & CEO*	2003 2004 2005	240,000 240,000 250,000	0 0 50,000		0 0 0	0 0 0	0 0 140,000	(d)	0 0 0	0 0 0
Boris Rubizhevsky, Senior Vice President*	2003 2004 2005	216,000 216,000 225,000	0 0 50,000		0 0 0	0 0 0	0 0 340,000	(e)	0 0	0 0
Stephen J. Burden, Vice President*	2003 2004 2005	144,000 144,000 144,000	0 35,700 0	(g)	0 0 0	0 0 0	40,000 50,000 0	(f) (h)	0 0 0	0 0 0
John Sakys, Vice President*	2003 2004 2005	125,000 132,492 142,917	0 30,000 20,000		0 0 0	0 0 0	25,000 0 75,000	(i) (j)	0 0 0	0 0 0
Hans Walitzki, Vice President*	2003 2004 2005	160,000 160,000 178,933	0 0 0		0 0 0	0 0 0	0 0 0		0 0 0	0 0 0
Lindsay Gardner, Vice President*(b)	2003 2004 2005	0 0 85,865	0 0 0		0 0 0	0 0 0	0 0 140,000	(k)	0 0 0	0 0 0
Gregory Meadows(c) Controller	2003 2004 2005	0 16,666 102,188	0 0 10,000		0 0 0	0 0 0	0 50,000 0	(l)	0 0 0	0 0 0
Daniel Grady, Vice President	2003 2004 2005	149,500 156,000 159,640	0 60,000 0		0 0 0	0 0 0	0 50,000 0	(m)	0 0 0	0 0 0

*
Executive officer

(a)
Excludes other compensation, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of such named Executive Officers' annual compensation.

(b)
Ms. Gardner joined Isonics as an executive officer in October 2004.

(c)
Mr. Meadows joined Isonics as corporate controller in March 2004.

(d)
Options to purchase 100,000 shares of common stock were granted in February 2005 with an exercise price of $4.64 (of which 20,000 have vested as of the Record Date) and an expiration date of February 21, 2015. Options to purchase 40,000 shares of common stock were granted in April 2005, are currently exercisable at $2.04 per share and expire April 18, 2010.

(e)
Options to purchase 300,000 shares of common stock were granted in February 2005 with an exercise price of $4.64 (of which 60,000 have vested as of the Record Date) and an expiration date of February 21, 2015. Options to purchase 40,000 shares of common stock were granted in April 2005, are currently exercisable at $2.04 per share and expire April 18, 2010.

(f)
Options to purchase 40,000 shares of common stock were granted in April 2003, are currently exercisable at $.90 and expire April 4, 2013.

(g)
Dr. Burden's amount reflects the granting of 30,000 restricted common shares with a fair market value of $1.19 per share issued in January 2004.

(h)
Options to purchase 50,000 shares of common stock were granted in December 2003, are currently exercisable at $1.20 and expire December 15, 2013.

(i)
Options to purchase 25,000 shares of common stock were granted in April 2003, are currently exercisable at $.90 and expire March 4, 2013.

(j)
Options to purchase 75,000 shares of common stock were granted in February 2005 with an exercise price of $4.64 (of which 18,700 have vested as of the Record Date) and an expiration date of February 21, 2015.

(k)
Options to purchase 100,000 shares of common stock were granted in October 2004 with an exercise price of $1.52 (of which 25,000 have vested as of the Record Date) and an expiration date of October 5, 2014. Options to purchase 40,000 shares of common stock were granted in April 2005, are currently exercisable at $2.04 per share and expire April 18, 2010.

(l)
Options to purchase 50,000 shares of common stock were granted in March 2004 with an exercise price of $1.07 (of which 25,000 have vested as of the Record Date) and an expiration date of February 28, 2014.

(m)
Options to purchase 50,000 shares of common stock were granted in December 2003, are currently exercisable at $1.20 and expire December 15, 2013.

        In October 1996, we adopted an employee benefit plan under Internal Revenue Code Section 401(k). The 401(k) plan is a profit sharing plan under which both employees and Isonics are entitled to contribute a portion of compensation and earnings, respectively, to investment funds to supplement employee retirement benefits.

        We do not have written plans to pay bonuses or deferred compensation to our employees except those expressly stated in the following sections.

        We have adopted medical, dental, and life insurance plans for our employees and their dependents partly at our cost. In some cases, we also provide discretionary disability and other insurance plans for the benefit of our employees.

Options/SAR Grants

Stock Options and Option Plans

        We grant options to executive officers, employees and consultants under the following plans (collectively the "Plans"):

  (a)
  2005 Stock Option Plan. The 2005 Plan authorizes the grant of options to purchase 3,500,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options.

    None of these shares are subject to any registration statement on Form S-8. As of the Record Date, options to purchase 275,000 shares were outstanding under this plan.

  (b)
  1996 Stock Option Plan. Although this plan has been terminated, there are options outstanding. The options granted pursuant to this plan are subject to a registration statement on Form S-8, Commission file no. 333-74339 which has been incorporated into file no. 333-74339 pursuant to Rule 429. As of the Record Date, options to purchase 218,769 shares were outstanding under this plan. No further options will be issued under this plan.

  (c)
  1996 Executives' Equity Incentive Plan. The Executives' Plan authorizes the grant of options to purchase 2,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. Of these, 1,000,000 shares are subject to a registration statement on Form S-8, Commission file no. 333-52514, which incorporated the shares included in the previous registration statement on Form S-8, Commission file no. 333-74339 pursuant to Rule 429. We have issued 603,395 options for shares that are not included within existing registration statements. As of the Record Date, options to purchase 1,505,937 shares were outstanding under this plan. No further options will be issued under this plan.

  (d)
  1996 Equity Incentive Plan. The Employees' Plan authorizes the grant of options to purchase 1,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. Of these, 500,000 shares are subject to a registration statement on Form S-8, Commission file no. 333-52514, which incorporated the shares included in the previous registration statement on Form S-8, Commission file no. 333-74339, pursuant to Rule 429. We have issued 269,121 options for shares that are not included within existing registration statements. As of the Record Date, options to purchase 581,941 shares were outstanding under this plan. No further options will be issued under this plan.

  (e)
  1998 Employee Stock Purchase Plan. The Stock Purchase Plan authorizes employee purchase of up to 200,000 shares of Isonics common stock. As of the Record Date, employees had purchased a total of 65,033 shares of Isonics common stock pursuant to this plan. The shares included in this plan are subject to a registration statement on Form S-8, Commission file no. 333-74339.

        Except for the Director's Plan described below, we have not adopted any other stock option or stock appreciation rights plan. See "Compensation of Directors."

Options/SAR Grants in Last Fiscal Year

        We granted stock options to the executive officers named in the compensation table (above) during the fiscal year ended April 30, 2005. We did not grant any stock appreciation rights to any person during fiscal year 2005.

	Number of shares of common stock underlying Options	Exercise Price	Expiration Date
Lindsay Gardner	100,000	$1.52	October 5, 2014
Lindsay Gardner	40,000	$2.04	April 18, 2010
Boris Rubizhevsky	300,000	$4.64	February 21, 2015
Boris Rubizhevsky	40,000	$2.04	April 18, 2010
James Alexander	100,000	$4.64	February 21, 2015
James Alexander	40,000	$2.04	April 18, 2010
John Sakys	75,000	$4.64	February 21, 2015

        We have not granted any stock options to the executive officers named in the compensation table subsequent to April 30, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        No executive officer exercised employee stock options during the fiscal year ended April 30, 2005 or subsequently. The following table sets forth information regarding the year-end value of options being held by the Chief Executive Officer and the other such named executive officers on April 30, 2005.

Name and Principal Position	Shares acquired on exercise(#)	Value realized	Number of securities underlying unexercised options/stock appreciation rights at April 30, 2005 Exercisable/Unexercisable	Value of unexercised in-the-money options/stock appreciation rights at April 30, 2005 Exercisable/Unexercisable
James E. Alexander President & CEO	0	0	120,000/140,000	$64,400/$13,200
Boris Rubizhevsky Senior Vice President	0	0	158,750/300,000	$63,675/$13,200
Lindsay Gardner Vice President	0	0	68,014/115,000	$29,960/$23,250
Stephen J. Burden Vice President	0	0	250,429/20,000	$145,814/$15,400
John V. Sakys Vice President	0	0	151,512/56,300	$42,718/$0
Hans Walitzki Vice President	0	0	164,000/40,000	$134,000/$32,800

Long Term Incentive Compensation Plans, and Defined Benefit and Actuarial Plans

        Isonics has no long term incentive compensation plans, defined benefit plans or actuarial plans.

Compensation of Directors

        We reimburse directors for travel and related expenses associated with Board of Directors' meetings. We compensate non-employee directors $2,000 for attending Board of Directors' meetings in person and $500 for attending Board of Directors' meetings telephonically.

        The 1998 Directors' Plan (the "Directors' Plan") authorized each person serving as a member of the Board who is not an employee of ours to receive options to purchase 20,000 shares of our common stock when such person accepts his position as a Director and to receive an additional option to purchase 10,000 shares when such person is re-elected as a Director provided such person is not an employee of Isonics. The exercise price for the options is the Fair Market Value (as defined in the Executives' Plan) on the date such person becomes a director and the options are exercisable for five years from such date. The options granted under the Directors' Plan vest immediately upon the date of the grant. In the event a Director resigns or is not re-elected to the Board, his or her failure to exercise the options in three months results in the options' termination prior to the expiration of their term. Although the Directors adopted the plan in 1998, the Board formalized the plan by resolution in January 2000.

        Under the Directors' Plan the following individuals have been granted options through the Record Date:

Name	Shares Under Option	Exercise Price		Expiration
Lindsay A. Gardner*	10,000 10,000 10,000 10,000	$ $ $ $	2.19 1.06 1.00 1.42	October 10, 2005 November 12, 2006 November 19, 2007 April 27, 2009
Richard Parker**	10,000 10,000 10,000 10,000 10,000	$ $ $ $ $	2.19 1.06 1.00 1.42 2.04	October 10, 2005 November 12, 2006 November 19, 2007 April 27, 2009 April 18, 2010
Russell W. Weiss	20,000 10,000 10,000	$ $ $	1.17 1.42 2.04	January 5, 2009 April 27, 2009 April 18, 2010
Richard H. Hagman	20,000		$3.13	July 19, 2010
C. Stewart Verdery, Jr.	20,000		$3.37	July 31, 2010

*
Ms. Gardner became an officer of Isonics in October 2004 and is no longer eligible to participate in the Directors' Plan. These options were granted to her at a time when she was eligible to participate in the Directors' Plan.

**
On April 19, 2005, the Board of Directors also granted Mr. Parker options to purchase 40,000 shares of common stock at $2.04 per share exercisable through April 18, 2010. These options were not granted under the Directors' Plan, but were granted under the 2005 Stock Option Plan.

        We do not have any other arrangements pursuant to which we compensate the Directors for acting in their capacities as such.

Employment Agreements, Termination of Employment and Change In Control Agreements

        Currently both Mr. Alexander and Mr. Rubizhevsky are covered by employment agreements that are renewable on an annual basis. We have employment agreements with Stephen J. Burden, Ph.D., Hans Walitzki, Ph.D., Lindsay A. Gardner and John V. Sakys. The agreements have an indefinite term (except for the agreement with Dr. Walitzki which expires November 2006) and provide for at-will employment, terminable at any time by either party. The agreements provide for a rate of annual compensation, which we will review annually. Under each agreement, Dr. Burden, Dr. Walitzki, Ms. Gardner and Mr. Sakys are entitled to participate in our standard plans and policies. The agreements also include confidentiality and invention assignment provisions.

Report on Repricing of Options/SARs

        We did not reprice any options or stock appreciation rights during the fiscal year ended April 30, 2005, or subsequently.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of the Record Date.

Equity Compensation Plan Information (as of the Record Date)

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding, Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column(a)
Equity Compensation Plans Approved by Security Holders	2,751,647	$2.04	3,225,000
Equity Compensation Plans Not Approved by Security Holders	0	0	0
Total	2,751,647	$2.04	3,225,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We provide the following information regarding transactions among officers, directors and significant shareholders of Isonics during the most recent two fiscal years and during the subsequent fiscal year.

Corporate Loans to Officers

        We have not made any corporate loans to our officers, directors, or shareholders in fiscal years 2005, 2004 or subsequently. Section 13(k) of the Securities Exchange Act of 1934 (added by the Sarbanes-Oxley Act of 2002) prohibits any loans to corporate officers or directors.

Corporate Loans from Officers and Employees

        During our 2004 fiscal year and previously, we were required to borrow money from certain executive officers in order to finance certain receivables.

        On December 23, 2003, we borrowed $40,000 from James E. Alexander, our President and Chief Executive Officer. We repaid the loan in full, plus interest at 12% per annum, on January 30, 2004.

        On September 9, 2003, we borrowed $100,000 from Stephen Burden, our Vice President of Semiconductor Materials and Products. We repaid the loan in full, plus interest at 12% per annum, on September 11, 2003. On November 19, 2003 we borrowed an additional $100,000 from Dr. Burden. The loan bore interest at a rate of 12% per annum and was due the earlier of one year or the collection of certain accounts receivable, as defined. This loan was repaid in full, plus interest in January 2004.

        On August 26, 2003 and July 30, 2003, we borrowed $120,000 and $80,000, respectively from Daniel Grady, our Vice President of Homeland Security. We repaid the loans in full, plus interest at 12% per annum, on September 11, 2003 and August 4, 2003, respectively. On November 18, 2003, we borrowed an additional $120,000 from Dr. Grady. The loan bore interest at a rate of 12% per annum and was due the earlier of one year or the collection of certain accounts receivable, as defined. This loan was repaid in full, plus interest in January 2004.

        We did not borrow any additional funds from our officers or directors during the year ended April 30, 2005 or subsequently. When funds are owed to our executive officers, we have agreed to keep them advised with respect to our cash receipts and expenditures.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Isonics. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended April 30, 2005 and subsequently. Asset Managers International, Ltd., holders of our Series E Convertible Preferred Stock, has taken the position that, because the certificates of determination for the Series E Convertible Preferred Stock prevents them from converting shares of such stock at any time when the results of the conversion would result in ownership of more than 9.99% of the outstanding Isonics common stock, they are not subject to the reporting requirements of Section 16(a). See "Security Ownership of Certain Beneficial Holders and Management" above.

PROPOSAL 2

        APPROVAL OF THE REMOVAL OF CERTAIN SHARE ISSUANCE LIMITATIONS
ASSOCIATED WITH THE FEBRUARY 2005 ISSUANCE OF CERTAIN CONVERTIBLE
DEBENTURES AND COMMON STOCK WARRANTS IN ACCORDANCE WITH
NASDAQ MARKETPLACE RULE 4350(i)(1)(D)(ii)

Background

        The purpose of Proposal 2 is to obtain the stockholder approvals necessary under applicable Nasdaq Stock Market rules to allow for the full conversion of the unsecured, 8% convertible debentures into common stock and full exercise of common stock warrants ("the Warrants") issued in February 2005 by Isonics to ten persons, each of whom was an accredited investor. Our ability to repay and redeem the Debentures and to pay interest in common stock, and the holders' ability to convert the Debentures and to exercise the Warrants are subject to certain "share issuance limitations" discussed more fully below.

        Shareholder approval is required because were the Debentures and Warrants fully converted and exercised, they may result in the issuance of more than 5,514,601 shares (being 20% of the number of our shares of common stock outstanding on February 24, 2005). Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) requires shareholder approval of such a transaction. Since Isonics common stock is trading on the Nasdaq SmallCap market, we are subject to the Nasdaq Marketplace Rules, including Rule 4350(i)(1)(D)(ii).

The Financing

        On February 24, 2005, we completed a $22,770,000 private placement financing in which we issued unsecured, 8% convertible debentures due February 28, 2007 and 1,593,900 common stock warrants. We used the proceeds for expansion and continued operation of our homeland security division, including the acquisition of Protection Plus Security Consultants, Inc., a corporation that expanded the range of homeland security services we can offer; expansion and continued operation of our life sciences division; further work within our semiconductor division and for general working capital and to pay fees to the placement agents. The Debentures are convertible into common stock at $5.00 per share (subject to adjustment), and the Warrants are exercisable at $6.25 per share (subject to adjustment). Of those securities,

  •
  Debentures with a principal amount of $22,000,000 and 1,540,000 warrants were issued to nine accredited investors for their investment of $22,000,000 in cash, and

  •
  Debentures with a principal amount of $770,000 and 53,900 warrants to an unaffiliated party who provided us services in connection with the financing transaction.

        We have agreed to pay down the Debentures by approximately $1,900,000 per month commencing March 2006. If, at that time, certain "equity conditions" are met and subject to the "share issuance limitations" (both as described below), we are entitled to repay the Debentures in cash or shares of our common stock. If we repay the Debentures in shares of our common stock, we must due so at a price equal to the lesser of the $5.00 per share conversion price or 88% of market price at the time of payment. We also have the option at our discretion to make the quarterly interest payments in either cash or common stock, again if the "equity conditions" are met and subject to the "share issuance limitations." If we pay interest in our common stock, we must due so at a price equal to the lesser of the $5.00 per share conversion price or 90% of market price at the time of payment. We have paid $633,000 to the Debenture holders for interest through the Record Date. All of the payments to date have been made in cash.

        Under certain circumstances, the Debenture holders are entitled to have the number of shares issuable pursuant to the Debenture adjusted to correspond to common stock holders' rights to any stock dividend, stock split, stock combination or reclassification of shares.

        We may be required to prepay the Debentures if certain transactions or events of default occur. The amount of such mandatory prepayment is calculated at 130% of the actual principal amount subject to repayment at that time. In addition to the 30% premium in those cases, we will also have to pay accrued interest and all other amounts due.

        After February 24, 2006, we have the right to force the conversion of the Debentures to common stock if our common stock has reached a price that exceeds 150% of the $5.00 conversion price for 20 out of 30 consecutive trading days, a registration statement for the shares exists and the equity conditions exist (and subject to the share issuance limitations discussed below).

        In order for us to be able to use our common stock to repay the Debentures or to pay interest in shares, certain "equity conditions" must be met. These equity conditions include the following:

  (i)
  We are not in default under the terms of the Debentures with respect to conversions, redemptions, liquidated damages, and other amounts owing;

  (ii)
  There is an effective Registration Statement pursuant to which the holder is entitled to resell all of the shares issuable in public transactions pursuant to the plan of distribution,

  (iii)
  Our common stock is continuing to trade on Nasdaq, and

  (iv)
  There is no pending or proposed fundamental transaction (defined to include things like a merger), change of control transaction (defined to include a change of ownership of 33%) or acquisition transaction that has not been publicly announced.

        The Warrants are exercisable to purchase 1,593,900 shares of our common stock at a price of $6.25 per share through February 23, 2008, but are subject to the "share issuance limitations" discussed below. The Warrants include normal anti-dilution provisions. In addition, the Warrants require an automatic repricing of the Warrant if we make certain sales of our common stock or common stock equivalents in a capital-raising transaction at a price below the Warrant exercise price. This "ratchet adjustment" provision does not apply in the case of certain exempt issuances.

        Our ability to repay the Debentures and interest in shares and to redeem the debentures for shares of our common stock, and the holders' ability to convert the Debentures and to exercise the Warrants are also subject to certain "share issuance limitations" which are contractual requirements of the various agreements. Under the terms of the Debentures and the Warrants, we are prohibited from issuing shares of our common stock to the holders of the Debentures and the Warrants if:

  The issuance would result in any holder owning more than 4.99% of our outstanding common stock (although the holders can waive this provision upon more than 60 days' notice to us); or

  The issuance would result in more than 5,514,601 shares having been issued pursuant to the debentures and the warrants (19.999% of the total number of shares outstanding on February 24, 2005) unless our shareholders have approved the transaction as required by the Nasdaq Marketplace rules.

        If our shareholders approve Proposal 2, the 19.999% contractual limitation as to the number of shares that can be issued will no longer be applicable, and we will be able to issue additional shares of our common stock to the holders of the debentures and warrants. Even if our shareholders approve Proposal 2, we will retain discretion on whether to issue shares in payment of interest or repayment of the amount due on the Debentures. Even if the shareholders approve Proposal 2, the 4.99% limitation will continue to be applicable until (if ever) waived by a holder. None of our common stock is entitled to preemptive rights.

        If our shareholders do not approve this Proposal 2, we are obligated to seek shareholder approval at meetings to be held least semi-annually thereafter until shareholder approval has been obtained.

        When we completed the financing, we also agreed to register the shares of our common stock issuable upon conversion or redemption of the debentures and payment of interest thereon, and upon exercise of the Warrants. We have completed this registration requirement. We have also agreed to give the holders piggy-back registration rights if we file a registration statement at any time that there is not an effective registration statement including all of their securities. We are obligated to bear all of the expenses of the registration statement except for the legal fees and expenses of the holders and their commissions and other selling expenses.

        All of our officers and directors have entered into voting agreements pursuant to which each such person has irrevocably agreed to vote all shares of our voting stock over which such person has voting control in favor of Proposal 2.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

        Our common stock is listed on the Nasdaq SmallCap Market and, as such, we are subject to the Nasdaq Marketplace Rules. Marketplace Rule 4350(i)(1)(D)(ii) requires that an issuer obtain stockholder approval prior to the issuances of common stock or securities convertible into or exchangeable for common stock at a price equal to or less than the greater of market or book value of such securities (on an as-converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. Shares of common stock issuable upon the exercise or conversion of the Debentures and Warrants discussed above are considered common stock issued for purposes of determining whether the 20% limit has been reached. Depending on the facts and circumstances existing at the time of any conversion, redemption, interest payment, or exercise (and but for the share issuance limitation), we may be obligated to issue shares that would violate this Nasdaq requirement. This has been aggravated because of the reduction in the market price of our shares since we completed the offering in February 2005, and would be further aggravated were we to adjust the exercise price of the Warrants or the conversion price of the Debentures as may be required in the anti-dilution provisions.

Required Vote

        The affirmative vote of a majority of the shares voting at the meeting (if a quorum is present) is necessary for removal of the share issuance.

        If this proposal is not approved by shareholders, we will be obligated to hold another meeting in or before April 2006.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REMOVAL OF THE SHARE ISSUANCE LIMITATIONS IN ACCORDANCE WITH THE NASDAQ MARKETPLACE RULE 4350(i)(1)(D)(ii).

OUR OFFICERS AND DIRECTORS (WHO HOLD AN AGGREGATE OF 3,709,192 SHARES OF OUR COMMON STOCK) HAVE AGREED TO VOTE "FOR" THE REMOVAL OF THE SHARE ISSUANCE LIMITATIONS AND INTEND TO DO SO.

INDEPENDENT PUBLIC ACCOUNTANTS

        In 2004, our Audit Committee selected the independent accounting firm of Grant Thornton LLP ("Grant Thornton") with respect to the audit of our consolidated financial statements for the year ended April 30, 2005, as well as many prior fiscal years. On November 24, 2004, the Audit Committee dismissed Grant Thornton as our independent registered public accounting firm effective immediately and informed Hein & Associates LLP ("Hein & Associates"), certified public accountants, that such firm was appointed as our independent registered public accounting firm effective immediately. We authorized Grant Thornton to respond fully to inquiries by our new auditors in connection with the retention of the new auditors.

        Grant Thornton's reports on our financial statements for the fiscal years ended April 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for the matter discussed in the next sentence. There was an explanatory paragraph in Grant Thornton's report on our financial statements included in Form 10-KSB for the year ended April 30, 2003, indicating that the accompanying consolidated financial statements had been prepared assuming that we would continue as a going concern, and Grant Thornton identified certain factors that raised substantial doubt about our ability to continue as a going concern. That explanatory paragraph was not contained in Grant Thornton's report on our financial statements included in our Form 10-KSB for the year ended April 30, 2004.

        In connection with the audits of our financial statements for each of the last two fiscal years ended April 30, 2004 and 2003, and as of November 24, 2004, there were no disagreements between us and Grant Thornton on any matter of accounting principles or practices, consolidated financial statement disclosures, or auditing scope and procedures, which, if not resolved to the satisfaction of Grant Thornton, would have caused them to make a reference thereto in connection with their report on the financial statements, except for the following disagreement regarding auditing scope and procedures: Grant Thornton informed us that they required additional auditing procedures to be performed with respect to the Nasdaq inquiry which commenced in October 2004 and that they needed to obtain additional information from Nasdaq regarding the Nasdaq inquiry prior to issuing a consent allowing the inclusion, within a Form SB-2, of Grant Thornton's opinion on our financial statements as of April 30, 2004 and 2003 and for the years then ended, and prior to completing a review of our financial statements to be included in the Form 10-QSB for the period ended October 31, 2004. Grant Thornton believed that if the additional auditing procedures were performed and additional information was obtained there may be a material impact on the fairness or reliability of our financial statements; however, due to Grant Thornton's dismissal before the termination of the Nasdaq inquiry, they did not conduct such procedures or obtain such information. The additional procedures required by Grant Thornton could not be performed until Nasdaq had notified us that the Nasdaq inquiry was terminated. We did not agree with Grant Thornton that the Nasdaq inquiry was material or that the Nasdaq inquiry impacted the financial statements, disclosure, or auditing scope or procedures. Our audit committee has discussed this matter with Grant Thornton, and Grant Thornton was authorized to fully respond to inquiries made by Hein & Associates concerning this matter.

        In December 2004, we received an informal request for information from the Securities and Exchange Commission ("SEC"). Grant Thornton has informed us that they also require additional auditing procedures to be performed and that they need to obtain additional information from the SEC regarding the informal request for information prior to issuing a consent allowing the inclusion, within a Form SB-2, of Grant Thornton's opinion on our financial statements as of April 30, 2004 and 2003 and for the years then ended.

        We provided Grant Thornton a copy of the Form 8-K disclosure of Grant Thornton's dismissal and requested Grant Thornton to furnish us with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agreed with the statements by us in the Form 8-K previously filed by Isonics, and Grant Thornton's response was attached to the Form 8-K as an exhibit.

        During our past two fiscal years and through November 23, 2004, we did not consult Hein & Associates regarding the application of accounting principles to a specific transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Form 10-KSB.

        A representative of Hein & Associates, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from shareholders.

(a)   Audit Fees.

        During our 2005 fiscal year, our former accountant, Grant Thornton, billed us aggregate fees in the amount of approximately $158,000. During our 2005 fiscal year, Hein & Associates, our principal accountant, billed us aggregate fees of approximately $141,000. In both cases, these amounts were billed for professional services that the accountants provided for the audit of our annual financial statements, review of the financial statements included in our reports on 10-QSB, and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for that fiscal year. In the case of Grant Thornton, such services also involved a review of registration statements. In the case of Hein & Associates, such services also involved the commencement of a reaudit of our 2004 fiscal year.

        During our 2004 fiscal year, our principal accountant, Grant Thornton, billed us aggregate fees in the amount of approximately $143,000. These amounts were billed for professional services that Grant Thornton provided during our fiscal 2004 for the audit of our annual financial statements, review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)   Audit-Related Fees.

        Hein & Associates billed us aggregate fees in the amount of $0 for the fiscal year ended April 30, 2005 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

        Grant Thornton billed us aggregate fees in the amount of $0 for the fiscal years ended April 30, 2005 and 2004 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

(c)   Tax Fees

        Hein & Associates billed us aggregate fees in the amount of approximately $0 for the fiscal year ended April 30, 2005 for tax compliance, tax advice, and tax planning.

        Grant Thornton billed us aggregate fees in the amount of approximately $12,000 for the fiscal year ended April 30, 2005 and approximately $14,000 for the fiscal year ended April 30, 2004, for tax compliance, tax advice, and tax planning.

(d)   All Other Fees

        Hein & Associates billed us aggregate fees in the amount of $14,000 for the fiscal year ended April 30, 2005 for other fees, including services for due diligence procedures related to the acquisition of Protection Plus Security Consultants, Inc.

        Grant Thornton billed us aggregate fees in the amount of $3,000 and $19,000 for the fiscal years ended April 30, 2005 and 2004, respectively for other fees, including services for due diligence procedures.

(e)   Audit Committee's Pre-Approval Practice

        Section 10A(i) of the Securities Exchange Act of 1934 prohibits our auditors from performing audit services for us as well as any services not considered to be "audit services" unless such services are pre-approved by the audit committee of the Board of Directors, or unless the services meet certain de minimis standards. The audit committee's charter (as amended January 27, 2004) provides that the audit committee must:

  Preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002).

  Preapprove all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to us or any of its subsidiaries.

        The audit committee considers at each of its meetings whether to approve any audit services or non-audit services. In some cases, management may present the request; in other cases, the auditors may present the request. At its annual meeting in April 2004 it approved Grant Thornton performing our audit for the 2004 fiscal year, as well as tax services for the 2003 and 2004 fiscal years. In November 2004 the audit committee approved Hein & Associates performing the reaudit of our 2004 fiscal year and the audit of our 2005 fiscal year.

        The percentage of the fees for audit, audit-related, tax and other services were as set forth in the following table:

	Percentage of total fees paid to Grant Thornton (2004 and 2005) and to Hein & Associates (2005)
	Fiscal Year 2005	Fiscal Year 2004
Audit fees	91%	81%
Audit-related fees	0%	0%
Tax fees	4%	8%
All other fees	5%	11%

        According to information provided by our principal accountants, all services were performed by persons who were their full time employees.

        The audit committee has considered the information described in "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

        The pre-approval policies and procedures of the audit committee are described in the Audit Committee Charter. The audit committee preapproved 100% of the services described under "Tax Fees" and "All Other Fees." No pre-approval was required under "Audit-Related Fees" as no services were performed by the Grant Thornton and/or Hein & Associates and no fees were incurred.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

        Only one proxy statement and annual report is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered. Shareholders desiring to receive a separate copy in the future may contact us through our Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403, or by telephone: (303) 279-7900.

        Shareholders who share an address but are receiving multiple copies of the proxy statement and/or annual report may contact us through our Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403, or by telephone: (303) 279-7900 to request that a single copy be delivered.

PROPOSALS FROM SHAREHOLDERS

        We expect to hold our next annual meeting of shareholders in October 2006. Proposals from shareholders intended to be present at the Annual Meeting of shareholders should be addressed to Isonics Corporation, Attention: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403 and we must receive the proposals by May 1, 2006. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After May 1, 2006, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

ANNUAL REPORT TO SHAREHOLDERS

        This proxy statement is being accompanied by our annual report to shareholders. The annual report to shareholders does include our audited financial statements.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

        Our Annual Report on Form 10-KSB for the year ended April 30, 2005 and other reports filed under the Securities Exchange Act of 1934, are available to any shareholder at no cost upon request to: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403, or by telephone: (303) 279-7900, or through the Internet at www.sec.gov.

OTHER MATTERS

        Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

By Order of the Board of Directors:
ISONICS CORPORATION James E. Alexander, President

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

PROXY	This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints James E. Alexander and Boris Rubizhevsky, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of ISONICS CORPORATION held of record by the undersigned on September 6, 2005, at the Annual Meeting of Shareholders to be held on October 25, 2005 and at any adjournments or postponements thereof.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (Except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

James E. Alexander ☐	Boris Rubizhevsky ☐	Russell W. Weiss ☐
Richard Parker ☐	Lindsay A. Gardner ☐	Richard H. Hagman ☐
C. Stewart Verdery, Jr. ☐
2.
APPROVAL OF THE REMOVAL OF SHARE ISSUANCE LIMITATIONS ASSOCIATED WITH CERTAIN CONVERTIBLE DEBENTURES AND COMMON STOCK PURCHASE WARRANTS IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 4350(i)(1)(D)(ii).

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERTY COME BEFORE THE MEETING.

(over)

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Please check here if you plan to attend the Annual Meeting: ☐

Date:	, 2005

Signature
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY IN THE ENCLOSED ENVELOPE

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on October 25, 2005
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
VOTING SECURITIES
PROPOSAL 1—ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
PROPOSAL 2
INDEPENDENT PUBLIC ACCOUNTANTS
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
PROPOSALS FROM SHAREHOLDERS
ANNUAL REPORT TO SHAREHOLDERS
ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB
OTHER MATTERS